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                                                                  EXHIBIT 10.14


                                 AMENDMENT NO.4

AMENDMENT NO. 4 dated as of September 26, 2001 (this AMENDMENT NO. 4) between:
HOLLY CORPORATION, NAVAJO REFINING COMPANY, BLACK EAGLE, INC., NAVAJO CORP., NAVAJO SOUTHERN, INC., NAVAJO NORTHERN. INC. LOREFCO, INC., NAVAJO CRUDE OIL PURCHASING, INC., NAVAJO HOLDINGS, INC., HOLLY PETROLEUM, INC., NAVAJO PIPELINE CO., LEA REFINING COMPANY NAVAJO WESTERN ASPHALT COMPANY, and MONTANA REFINING COMPANY, A PARTNERSHIP, as Borrowers and Guarantors, the BANKS listed on the signature pages hereof CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CIBC INC. as Collateral Agent, FLEET NATIONAL BANK (formerly known as Bank Boston Corp.), as Documentation Agent, GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor, and CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner.

WHEREAS

(A) The parties hereto are party to an Amended and Restated Credit and Reimbursement Agreement dated as of April 14, 2000, as amended by Amendment No. 1 dated as of July 7, 2000, Amendment No. 2 dated as of April 4, 2001 and Amendment No. 3 dated as of August 7, 2001 (as in effect on the date hereof, the CREDIT AGREEMENT), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

(B) The Borrowers and the Guarantors wish to amend the Credit Agreement in order for Holly Corporation to be able to purchase additional shares of its common stock.

(C) The Banks and Agents agree to amend the Credit Agreement in accordance with the provisions contained herein, and accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

1. Except as otherwise defined in this Amendment No. 4. terms defined in the Credit Agreement are used herein as defined therein.

AMENDMENTS

2. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement shall be amended as follows effective on the date hereof.

A. Section 5.15 of the Credit Agreement is amended by adding the following at the end thereof.

         In addition to the Restricted Payments permitted by the preceding paragraph of this Section 5.15, the Company may make Restricted Payments in an amount not to exceed $20,000,000 for the purpose of purchasing the Company's common stock. Any such purchase pursuant to this paragraph shall not (i) otherwise affect







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         the amount of Restricted Payments that may be made pursuant to the preceding paragraph of this Section 5.15 or (ii) reduce the Applicable Annual Limit described in the preceding paragraph of this Section 5.15.

REPRESENTATIONS AND WARRANTIES

3. Each of the Borrowers and the Guarantors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 4.

CONDITIONS PRECEDENT

4. AS provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the receipt of the Administrative Agent of this Amendment No. 4, executed by each Borrower and Guarantor, each Agent and the Required Banks.

ACKNOWLEDGEMENT OF OBLIGORS

5. Each Obligor hereby (a) agrees that each reference to the Credit Agreement and words of similar import in each Financing Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 4 and (b) confirms that its obligations under each Financing Document to which it is party remain in full force and effect after giving effect to the amendment of the Credit Agreement by this Amendment No. 4.

MISCELLANEOUS

6. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.




                                                                          Page 2

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

HOLLY CORPORATION


By: /s/ STEPHEN J. McDONNELL
   ------------------------------------
Title:  Vice President Finance and Corporate Development

NAVAJO REFINING COMPANY
BLACK EAGLE, INC.
NAVAJO CORP.
NAVAJO SOUTHERN, INC.
NAVAJO NORTHERN, INC.
LOREFCO, INC.
NAVAJO CRUDE OIL PURCHASING, INC.
NAVAJO HOLDINGS, INC.
HOLLY PETROLEUM, INC.
NAVAJO PIPELINE CO.
LEA REFINING COMPANY
NAVAJO WESTERN ASPHALT COMPANY


By: /s/ STEPHEN J. McDONNELL
   ------------------------------------
Title:   Vice President Finance and Corporate Development


MONTANA REFINING COMPANY, A PARTNERSHIP

By Navajo Northern, Inc., its General Partner


By: /s/ STEPHEN J. McDONNELL
   ------------------------------------
Title: Vice President Finance and Corporate Development





                                                                         Page 3

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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By: /s/ MARY BETH ROSS
   ------------------------------------
Title: Authorized Signatory

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CIBC INC., as Collateral Agent,


By: /s/ MARY BETH ROSS
   ------------------------------------
Title: Authorized Signatory

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FLEET NATIONAL BANK, as Documentation Agent


By: /s/ CHRISTOPHER C. HOLMGREN
   ------------------------------------
Title:  Christopher C. Holmgren
        Managing Director

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GUARANTY BUSINESS CREDIT CORPORATION, as Collateral Monitor


By: /s/ HAROLD J. KESSLER
   ------------------------------------
Title:   Vice President
         Harold J. Kessler

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CIBC WORLD MARKETS CORP., as sole lead arranger and bookrunner


By: /s/ MARY BETH ROSS
   ------------------------------------
Title:  Authorized Signatory

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BANKS


CANADIAN IMPERIAL BANK OF COMMERCE


By: /s/ MARY BETH ROSS
   ------------------------------------
Title:  Authorized Signatory

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FLEET NATIONAL BANK


BY  /s/ CHRISTOPHER D. HOLMGREN
   ------------------------------------
TITLE:  Christopher D. Holmgren
        Managing Director

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GUARANTY BUSINESS CREDIT CORPORATION


By: /s/ HAROLD J. KESSLER
   ------------------------------------
Title:   Vice President
         Harold J. Kessler

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THE BANK OF NOVA SCOTIA


By: /s/ [ILLEGIBLE]
   ------------------------------------
Title:

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NATIONAL BANK OF CANADA


By: /s/ RANDALL WILHOIT
   ------------------------------------
Title:  Vice President


By: /s/ [ILLEGIBLE]
   ------------------------------------
Title:  Vice President

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HIBERNIA NATIONAL BANK


By: /s/ NANCY G. MORAGAS
   ------------------------------------
Title:   Nancy G. Moragas
         Vice President





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